UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: September 24, 2025

GenFlat Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56214	84-3639946
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1983 N Berra Blvd, Tooele, Utah	84074
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 615-856-5542

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification To Rights Of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Employment Agreement with Chief Executive Officer

On September 24, 2025, the Company entered into a written employment agreement with Mr. Drew Hall as Chief Executive Officer. The employee agreement provides that Mr. Hall’s base salary is $180,000 per year. Upon completion of the Company’s anticipated public offering of securities made pursuant to the Company’s Form S-1 Registration Statement expected to be filed with the U.S. Securities and Exchange Commission (the “Public Offering”), Mr. Hall’s base salary will increase to $275,000 per year and he will be eligible for an annual cash bonus of up to $137,500 based on the achievement of certain Company’s objectives, as set forth in his employee agreement and at the discretion of the Compensation Committee of the Board of Directors, in addition to any other equity and bonus compensation to be determined by the Compensation Committee of the Board of Directors from time to time at its sole discretion. Mr. Hall shall be entitled to participate in and receive benefits from all of the Company’s employee benefit plans that are now, or in the future, may be maintained by the Company for its employees, including, without limitation, the Company’s health insurance plan.

In the event that Mr. Hall leaves the Company’s employment for Good Reason (as defined in his employment agreement) or if the Company terminates his employment without Cause (as defined in his employment agreement), Mr. Hall will be entitled to receive a severance payment equal to twelve (12) months of his base compensation as provided for in his employment agreement. Mr. Hall also serves as a member of the Company’s Board of Directors (the “Board” or “Board of Directors”) with no additional compensation.

The description of Mr. Drew Hall’s employee agreement is not complete and is qualified in its entirety by reference to the employee agreement attached hereto as Exhibit 10.1, which is incorporated by reference herein.

New Employment Agreement with President

On September 24, 2025, the Company entered into a written employment agreement with Mr. Garrett Hall as its President. The employee agreement provides that Mr. Hall’s base salary is $150,000 per year. Upon completion of the Public Offering, Mr. Hall’s base salary will increase to $275,000 per year and he will be eligible for an annual cash bonus of up to $137,500 based on the achievement of certain Company’s objectives, as set forth in his employee agreement and at the discretion of the Compensation Committee of the Board of Directors, in addition to any other equity and bonus compensation to be determined by the Compensation Committee of the Board of Directors from time to time at its sole discretion. Mr. Hall will also receive a 3% commission on revenue received by the Company for sales/lease transactions entered into and closed with certain entities as set forth in his employee agreement. Upon completion of the Public Offering,, Mr. Hall will be granted an equity award in the form of 330,000 restricted stock units that will vest on January 1, 2026. Mr. Hall is entitled to participate in and receive benefits from all of the Company’s employee benefit plans that are now, or in the future may be maintained by the Company for its employees, including, without limitation, the Company’s health insurance plan.

In the event that Mr. Hall leaves the Company’s employment for Good Reason (as defined in his employment agreement) or if the Company terminates his employment without Cause (as defined in his employment agreement), Mr. Hall will be entitled to receive a severance payment equal to six (6) months of his base compensation as provided for in his employment agreement.

The description of Mr. Garrett Hall’s employee agreement is not complete and is qualified in its entirety by reference to the employee agreement attached hereto as Exhibit 10.2, which is incorporated by reference herein.

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Appointment of Chief Commercial Officer

On September 24, 2025, the Board appointed Matthew J. Albanese, age 73, as Chief Commercial Officer of the Company, effective upon completion of the Public Offering. Mr. Albanese has been serving as a consultant of GenFlat, Inc. since July 2024 and is involved in many of the Company’s commercial activities. Mr. Albanese has over 50 years in the corporate world, and for the past 33 years, he has been the owner and CEO of the Everest Group, a full-service executive search firm with deep experience in the shipping industry. The Everst Group is a nationally known firm that works with fortune 50, 100, 500 companies, privately held transportation companies (ocean, rail, air, truck) as well as dedicated third party logistics companies. Throughout his career Mr. Albanese has assisted his client organizations to continue to expand upon their service offerings and grow in their respective markets. Mr. Albanese has a BS in Business Logistics & Transportation.

In connection with his appointment, the Company and Mr. Albanese entered into an employment agreement, effective upon completion of the Public Offering, which provides that Mr. Albanese’s base salary will be $275,000 per year and he will be eligible for an annual cash bonus of up to $137,500 based on the achievement of certain Company’s objectives, as set forth in his employee agreement and at the discretion of the Compensation Committee of the Board of Directors, in addition to any other equity and bonus compensation to be determined by the Compensation Committee of the Board of Directors from time to time at its sole discretion. Mr. Albanese will also receive a 3% commission on revenue received by the Company for sales/lease transactions entered into and closed with certain entities as set forth in his employee agreement. Mr. Albanese will granted a sign-on equity award in the form of 330,000 restricted stock units that will vest on January 1, 2026. Mr. Albanese will be entitled to participate in and receive benefits from all of the Company’s employee benefit plans that are now, or in the future may be maintained by the Company for its employees, including, without limitation, the Company’s health insurance plan.

In the event that Mr. Albanese leaves the Company’s employment for Good Reason (as defined in his employment agreement) or if the Company terminates his employment without Cause (as defined in his employment agreement), Mr. Albanese will be entitled to receive a severance payment equal to six (6) months of his base compensation as provided for in his employment agreement.

Mr. Albanese does not have any family relationships with any of the Company’s other officers or directors and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The description of Mr. Albanese’s employee agreement is not complete and is qualified in its entirety by reference to the employee agreement attached hereto as Exhibit 10.3, which is incorporated by reference herein.

Appointment of New Chief Financial Officer

On September 24, 2025, the Board appointed William R. Benz, age 74, as Chief Financial Officer of the Company, effective upon completion of the Public Offering. Mr. Benz is a proven executive with extensive experience at companies of all types and sizes; from venture-backed startups to large multi-billion revenue companies - both public and private with strengths in developing financial and operational systems, financial and strategic planning, capital budgeting, organization and team building, and corporate financing. Since 2015, Mr. Benz has been the founder and CEO of Accelerum Advisors, LLC, a financial consulting and advisory firm that specializes in helping emerging companies overcome their growth challenges. Accelerum Advisors provides its client companies with the tools, the models, the systems, the information, and the intelligence they need to more effectively manage and finance their growing businesses. Since 2024, Mr. Benz has served as a CFO consultant on a fractional remote basis to help companies achieve their growth objectives faster and more effectively, and since 2023 he has served as an interim financial executive on a remote basis to help growing companies execute value creation initiatives, delivering improved EBITDA, and other significant improvements. Also, in 2019 Mr. Benz founded and became CEO of Advanced Technology Compliant Solutions, LLC to provide state-of-the-art ballistic personal protection products that incorporate patented origami-folding designs along with the use of proprietary advanced materials to create the first real technology advance in personal body protection in decades. Mr. Benz has a BS in Electrical Engineering & Computer Sciences from University of California Los Angeles, and an MBA specializing in Finance from California State University Long Beach. He is also a Board Leadership Fellow and Governance Fellow with Chartered Financial Analyst National Association of Corporate Directors.

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In connection with his appointment, the Company and Mr. Benz entered into an employment agreement, effective upon completion of the Public Offering, which provides that Mr. Benz’s base salary will be $175,000 per year and he will be eligible for an annual cash bonus of up to $87,500 based on the achievement of certain Company’s objectives, as set forth in his employee agreement and at the discretion of the Compensation Committee of the Board of Directors, in addition to any other equity and bonus compensation to be determined by the Compensation Committee of the Board of Directors from time to time at its sole discretion. Mr. Benz will be granted a sign-on equity award in the form of 100,000 stock options that will vest as follows: 50,000 options vest on the option grant date, with the remaining options vesting annually in 25,000 increments on each anniversary of the option grant date. Mr. Benz will be entitled to participate in and receive benefits from all of the Company’s employee benefit plans that are now, or in the future may be maintained by the Company for its employees, including, without limitation, the Company’s health insurance plan.

In the event that Mr. Benz leaves the Company’s employment for Good Reason (as defined in his employment agreement) or if the Company terminates his employment without Cause (as defined in his employment agreement), Mr. Benz will be entitled to receive a severance payment equal to six (6) months of his base compensation as provided for in his employment agreement.

Mr. Benz does not have any family relationships with any of the Company’s other officers or directors and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The description of Mr. Benz’s employee agreement is not complete and is qualified in its entirety by reference to the employee agreement attached hereto as Exhibit 10.4, which is incorporated by reference herein.

Change in Control Benefits

Pursuant to the terms of our Restated 2020 Equity Incentive Plan, our executives named above are entitled to certain benefits in the event of a change in control of our Company or the termination of their employment under specified circumstances, including termination following a change in control.

Resignation of Chief Operations Officer

On September 24, 2025, Joseph J. Maggio, the Company’s Chief Operations Officer, resigned from all Company positions held by Mr. Maggio, effective immediately.

Appointment of New Members to the Board of Directors

On September 24, 2025, the Board appointed the following persons, effective upon completion of the Public Offering, to serve as members of the Board to fill the vacancies created by an increase in the size of the Board from one to five members, and to serve on the Board Committees set forth next to their names:

Name	Committees
Jonathan M. Hoch	--
Thomas M. Jenkin	audit/compensation/nominating and corporate governance*
Kevin C. Ortzman	audit*/compensation/nominating and corporate governance
Robbert J. Van Trooijen	audit/compensation*/nominating and corporate governance

__________

* Serves as Chair of the Committee

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Jonathan M. Hoch. Mr. Hoch has agreed to serve as a board member effective upon completion of the Public Offering. He has extensive experience in retail logistics, including management positions at Abercrombie & Fitch, The Home Depot, Agility and TBC Corporation. Since August 2016, Mr. Hoch has served as the Chief Operating Officer at NRS, Inc. where he is responsible for managing supply chain operations for some of North America's largest retailers and manufacturers. He has extensive experience in retail logistics, including management positions at Abercrombie & Fitch, The Home Depot, Agility and TBC Corporation. Also, Mr. Hoch has served as a Board Member for the Morgan Hoffmann Foundation since January 2023. Mr. Hoch brings over two decades of experience in logistics and supply chain management. With a strong background in business process improvement and cross-functional team leadership, he has effectively transformed operations in various organizations. His expertise spans third-party logistics, international logistics, and transportation management. Mr. Hoch has a Bachelor of Arts in Economics from the University of Virginia. Mr. Hoch’s qualifications to serve on our Board include his extensive experience in retail logistics and expertise in third-party logistics, international logistics, and transportation management.

Thomas M. Jenkin. Mr. Jenkin has agreed to serve as a board member effective upon completion of the Public Offering. Mr. Jenkin spent 45 years with Caesars Entertainment, finishing as the Global President. Mr. Jenkin also held positions as General Manager of Harrah’s Laughlin, Senior VP and General Manager of Harrah’s Las Vegas. He ran operations across the entire Caesars portfolio, including 35 domestic properties and 15 international properties. Mr. Jenkin serves on several boards and contributes to his community. Mr. Jenkin’s qualifications to serve on our Board include his extensive business and leadership experience.

Kevin C. Ortzman. Mr. Ortzman has agreed to serve as a board member effective upon completion of the Public Offering. Mr. Ortzman has over 30 years of comprehensive audit experience leading operational, financial, and business development within CPG – retail, integrated casino resorts, software development, and real estate. He has managed roughly $150M to $1.5B annually, with extensive audit experience. He holds a BA in Business Studies from Stockton University and an MBA from UCLA. Mr. Ortzman’s qualifications to serve on our Board include his extensive financial and business experience.

Robbert J. Van Trooijen. Mr. Van Trooijen has agreed to serve as a board member effective upon completion of the Public Offering. Since October 2023, Mr. Van Trooijen has worked as a consultant and senior advisor for McKinsey & Company, focused on travel, logistics, and infrastructure. He previously worked for AP Moller-Maersk, from August 2020 to May 2023, as President of Latin America. Mr. Van Trooijen has over 35 years of experience in maritime shipping and logistics. Mr. Van Trooijen holds an MBA from Erasmus University Rotterdam and completed Executive Leadership Programs at Harvard and Stanford. Mr. Van Trooijen’s qualifications to serve on our Board include his extensive business experience in maritime shipping and logistics.

None of the above-named non-employee director nominees have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Upon completion of this offering, we will adopt a compensation plan to compensate the above-named non-employee director nominees for service as directors substantially as follows.

Cash Compensation. Each non-employee director shall receive an annual cash retainer of $25,000 for their service on the Board. The non-executive chairman of the board, if any, or lead director, if any, shall receive an additional cash retainer of $5,000. The Chairman of any Committee shall receive an additional annual cash retainer as follows: (i) Chairman of the Audit Committee: $10,000; (ii) Chairman of the Compensation Committee: $5,000; (iii) Chairman of the Nominating and Corporate Governance Committee: $5,000. Each non-employee director who serves on the Board or a Committee for less than a full quarterly period shall receive a prorated portion of the annual cash retainer for such quarterly period, determined based on the number of days served during the quarterly period. Each non-employee director shall be entitled to a cash meeting fee for each meeting attended as follows: (i) Board meetings: $500 for each meeting attended; (ii) Committee meetings: $500 for each meeting attended.

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Equity Compensation. On the date that a non-employee director is elected or appointed to the Board, the non-employee director shall receive 10,000 non-qualified stock options that vest 25% at the end of every fiscal quarter. On the 15th business day following each annual shareholders meeting, without further action by the Board, each non-employee director then in office shall receive an equity award, pursuant to the Plan as follows: 5,000 Non-qualified stock options that vest 25% at the end of every fiscal quarter. Each non-employee director who is appointed to the Board during the year shall be entitled to a pro-rated annual equity award, determined based on the number of days between the date the non-employee director joins the Board and the anticipated date of the next annual shareholders meeting.

Each non-employee director shall be reimbursed for reasonable travel expenses in connection with their attendance at Board and Committee meetings.

Item 5.03 Amendments To Articles Of Incorporation Or Bylaws; Change In Fiscal Year.

Amendment and Restatement of Bylaws

On September 24, 2025 and effective as of such date, the Board of Directors amended and restated the Company’s bylaws (the “Bylaws”) in accordance with the Bylaws, primarily to:

1.	Reflect the Company’s GenFlat Holdings, Inc. name.
2.	Amend Section 2.07 to provide that at each meeting of the stockholders, one-third (33.3%) of the voting power of the shares of the Company entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. Prior to the amendment, a majority in voting power of the shares of the Company entitled to vote at the meeting, present in person or represented by proxy, constituted a quorum.
3.	Amend Section 2.14 to provide for action by stockholder consent in lieu of a meeting. Prior to the amendment, Section 2.14 was not consistent with the Company’s Certificate of incorporation, as amended, and the provisions of Delaware General Corporation Law §228.
4.	Amend Section 7.06 to provide that the federal district court for the District of Delaware shall be the sole and exclusive forum for (i) any actions, claims or proceedings brought to enforce a duty or liability created by the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, unless the Company consents in writing to the selection of an alternative forum; or (ii) any other claim for which the federal courts have exclusive jurisdiction.

The summary of the Bylaws set forth above does not purport to be complete and is qualified in its entirety by reference to the Bylaws attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On September 24, 2025 and effective as of such date, the Board of Directors adopted a new Code of Ethics and Business Conduct (the “Code”) applicable to all directors, officers and employees of the Company. The Company intends to post any amendments to or any waivers from a provision of the Code on its website. A copy of the Code can be found on the Company’s website under Investor Information at https://www.genflat.com/investor-information/.

The full text of the Code which is included as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1*	Amended and Restated Bylaws – 09/24/2025
10.1*+#	Employment Agreement – Drew D. Hall dated 09/24/2025
10.2*+#	Employment Agreement – Garrett R. Hall dated 09/24/2025
10.3*+#	Employment Agreement – Matthew J. Albanese dated 09/24/2025
10.4*+#	Employment Agreement – William R. Benz dated 09/24/2025
14.1*	Code of Ethics and Business Conduct - 09/24/2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed Herewith

+ Indicates a management contract or any compensatory plan, contract or arrangement.

# Certain provisions redacted

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENFLAT HOLDINGS, INC.

Dated: September 26, 2025	By:	/s/ Drew D. Hall
	Name:	Drew D. Hall
	Title:	Chief Executive Officer

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